UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) ___________November 12, 2008__________
AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 459-4450

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On November 12, 2008, the Company reported earnings per share and operational results for its third fiscal quarter which ended October 5, 2008. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Results of Operations and Financial Condition.
     On November 12, 2008, the Company entered into amended and restated employment agreements with Harold M. Cohen, the Senior Vice President — Legal Affairs, General Counsel, Chief Administrative Officer and Secretary of the Company and its Popeyes Chicken & Biscuits division. and Henry Hope, III, the Senior Vice President and Chief Financial Officer of the Company and its Popeyes Chicken & Biscuits division. The new employment agreements are substantially similar to the employment agreements they replace, except that the new employment agreements (i) provide for an annual base salary of $280,000 for Mr. Cohen and $290,000 for Mr. Hope, (ii) incorporate changes to the benefit plans, incentive pay and severance benefits previously approved by the Board of Directors for Mr. Cohen and Mr. Hope, respectively and (iii) contain certain provisions to make them compliant with the requirements of, and final regulations promulgated under, Section 409A of the Internal Revenue Code of 1986, as amended.
     A copy of Mr. Cohen’s employment agreement was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended October 5, 2008 as Exhibit 10.1 and is incorporated herein by reference. A copy of Mr. Hope’s employment agreement was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended October 5, 2008 as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

10.1
Amended and Restated Employment Agreement dated as of November 12, 2008 between the Company and Harold M. Cohen (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended October 5, 2008).

10.2
Amended and Restated Employment Agreement dated as of November 12, 2008 between the Company and Henry Hope, III (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended October 5, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: November 12, 2008	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary